Convertible Preferred Stock and Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Convertible Preferred Stock and Stockholders' Equity
Convertible Preferred Stock and Stockholders' Equity

5. Convertible Preferred Stock and Stockholders’ Equity

As of December 31, 2012, the authorized capital stock of the Company consisted of 10,000,000 shares of preferred stock and 100,000,000 shares of common stock, both with a par value of $0.0001, of which no shares of preferred stock were issued or outstanding and 27,136,329 shares of common stock were issued and outstanding.

Convertible Preferred Stock

On July 3, 2012, immediately prior to the closing of the Company’s initial public offering, 67,936,761 shares outstanding of the Company’s convertible preferred stock were converted into 19,410,490 shares of its common stock. As of December 31, 2012, the Company does not have any convertible preferred stock authorized, issued or outstanding.

Prior to the closing of the initial public offering, the Company’s Convertible Preferred Stock consisted of the following (in thousands, except share and per share amounts):

	As of December 31,
	2011	2012

Series A Convertible Preferred Stock, $0.0001 par value: 20,000,000 shares authorized, issued and outstanding at December 31, 2011	$21,570	$—
Series O Convertible Preferred Stock, $0.0001 par value: 1,500,000 shares authorized, issued and outstanding at December 31, 2011	630	—
Series B Convertible Preferred Stock, $0.0001 par value: 46,436,782 shares authorized at December 31, 2011; 19,552,319 shares issued and outstanding at December 31, 2011	42,148	—

In connection with the issuance of 10,000,000 shares of Series A-1 Preferred Stock on May 10, 2010, the Company issued certain rights to Series A-1 Preferred Stock investors to purchase shares of Series A-2 Preferred Stock (the “Series A-2 Purchase Rights”). The Series A-2 Purchase Rights were deemed to be legally detachable and separately exercisable and therefore represent free-standing financial instruments that are accounted for as liabilities. The Company recorded the fair value of the Series A-2 Purchase Rights at the date of issuance of the Series A-1 Preferred Stock and adjusted the carrying value of such rights to their estimated fair value at each reporting date. Increases or decreases in the fair value of the Series A-2 Purchase Rights were recorded as other expense or income in the statement of operations. The estimated fair value was determined using a valuation model that includes various significant unobservable inputs including the probability of achieving defined milestones, the Company’s cost of capital, the estimated period the Series A-2 Purchase Rights would be outstanding, consideration received for the instrument with such rights, the number of shares to be issued to satisfy such rights and at what price and any changes in the fair value of the underlying instrument to such rights. At the date of issuance of the Series A-1 Preferred Stock, May 10, 2010, the Series A-2 Purchase Rights were recorded at their fair value of $2.2 million.

In February 2011, the holders of the Series A-2 Purchase Rights exercised such rights. In connection with the closing of the Series A-2 Preferred Stock purchase, the Company issued 10,000,000 shares of Series A-2 Preferred Stock at a purchase price of $1.00 per share, resulting in net proceeds to the Company of $10.0 million. The Series A-2 Purchase Right was also settled in connection with the closing of the Series A-2 Preferred Stock. The Company estimated the fair value of the Series A-2 Purchase Right, resulting in other expense of $1.0 million. Upon the closing of the purchase of Series A-1 Preferred Stock, the fair value of the Series A-2 Purchase Right was recorded in additional paid-in capital.

The Series O Junior Preferred Stock (“Junior Preferred Stock”) was issued on December 10, 2010 in connection with the in-licensing of rolapitant (see Note 10, License Agreements).

In June 2011, the Company entered into the Series B Preferred Stock Purchase Agreement with various investors, as amended in July 2011 and March 2012 (the “Series B Purchase Agreement”). The Series B Purchase Agreement provided for the issuance of up to $101 million of Series B Preferred Stock, subject to various terms and conditions. On June 6, 2011 and July 7, 2011, the Company sold 18,390,796 shares and 1,161,523 shares, respectively, of Series B Preferred Stock pursuant to the Series B Purchase Agreement at a price of $2.175 per share, resulting in aggregate net proceeds to the Company of $42.1 million. Subject to the terms of the Series B Purchase Agreement, the Company was required to sell, and certain existing investors were required to purchase, up to an additional $58.5 million of Series B Preferred Stock upon the occurrence of, or in connection with, certain milestone events. Pursuant to the March 2012 amendment to the Series B Purchase Agreement, the Company and the existing investors agreed to accelerate the purchase and sale of the remaining shares of Series B Preferred Stock available for issuance under the Series B Purchase Agreement, notwithstanding the original milestones. On March 21, 2012, the Company sold an additional 26,884,442 shares of Series B Preferred Stock to existing investors pursuant to the Series B Purchase Agreement at a price of $2.175 per share, resulting in net proceeds to the Company of approximately $58.3 million. The Company evaluated the terms of the Series B Preferred Stock and concluded that an investor’s right to acquire additional shares of Series B Preferred Stock was not legally detachable and therefore was embedded and not required to be separated from Series B Preferred Stock.

The Company accounts for potentially beneficial conversion features under ASC 470-20, Debt with Conversion and Other Options. At the time of each of the issuances of convertible preferred stock, the common stock into which the Series A and B convertible preferred stock is convertible had a fair value less than the effective conversion price of the convertible preferred stock and as such, there was no intrinsic value on the respective commitment dates.

Preferred Stock

Our certificate of incorporation authorizes our board of directors to issue preferred stock from time to time in one or more series. The rights, preferences, restrictions, qualifications and limitations of such stock are determined by our board.

Common Stock

On June 28, 2012, the Company completed its initial public offering whereby the Company sold 6,000,000 shares of common stock at a price of $13.50 per share. The shares began trading on the NASDAQ Global Select Market on June 29, 2012, and the transaction closed on July 3, 2012.  Immediately prior to the closing of the offering, all outstanding shares of convertible preferred stock converted into 19,410,490 shares of common stock. On July 23, 2012, the underwriters purchased an additional 430,183 shares of common stock by exercising a portion of the over-allotment option granted to them in connection with the initial public offering. As a result of the closing of the initial public offering and subsequent exercise of the over-allotment option, the Company received aggregate net proceeds of approximately $78.0 million, which is net of underwriting discounts and commissions and offering expenses.

The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders of the Company. Subject to the preferences that may be applicable to any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Company’s board of directors.